UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 28, 2024

Chicago Atlantic Real Estate Finance, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-41123	86-3125132
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1680 Michigan Avenue, Suite 700 Miami Beach, Florida 33139

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code (312) 809-7002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	REFI	The Nasdaq Global Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 28, 2024, Chicago Atlantic Lincoln, LLC (“CAL”), a Delaware limited liability company and a wholly-owned financing subsidiary of Chicago Atlantic Real Estate Finance, Inc. (the “Company”), entered into the Fifth Amended and Restated Loan and Security Agreement (the “Fifth Amended and Restated LSA”) by and among CAL and other borrowers from time to time party thereto, as the borrower (the “Borrowers”), and the various financial institutions party thereto, as lenders (the “Lenders”) related to a secured revolving credit facility (the “Revolving Loan”).

The Fifth Amended and Restated LSA amends and restates the Fourth Amended and Restated Loan and Security Agreement, dated June 30, 2023 (the “Fourth Amended and Restated LSA”), to extend the contractual maturity date from December 16, 2024 to June 30, 2026, and increase the accordion feature of the Revolving Loan to permit aggregate loan commitments of up to $150 million. The Company also retained its option to extend the term of the Revolving Loan for an additional one-year period, provided no events of default exist and the Company provides 365 days’ notice of the extension pursuant to the Fifth Amended and Restated LSA. No other material terms of the Fourth Amended and Restated LSA were modified as a result of the execution of the Fifth Amended and Restated LSA.

On February 29, 2024, the Company issued a press release announcing the closing of the Fifth Amended and Restated LSA. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information contained in Item 1.01 to this Current Report on Form 8-K is by this reference incorporated in this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

Exhibit Number	Description

99.1	Press release, dated February 29, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO ATLANTIC REAL ESTATE FINANCE, INC.

Date: February 29, 2024	By:	/s/ Anthony Cappell
		Name:	Anthony Cappell
		Title:	Chief Executive Officer

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